                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report AUGUST 15, 2001
                                                        ---------------

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Trust, Series 1998-A) and each of the Originators listed on Schedule A attached hereto.
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             (Exact name of registrant as specified in its charter)


             *                           033-32775                    *
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State or other jurisdiction             (Commission             (IRS Employer
    of incorporation)                   File Number)              ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                               Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the AUGUST 15, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the AUGUST 30, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
    -------------------
Name: Robert Ashbaugh
Title: Vice President                                    Dated: AUGUST 24, 2001

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the AUGUST 15, 2001 Remittance Date.

                                   Schedule A


                                            State of              IRS Employer
Registrant                                  Incorporation         ID Number
----------                                  -------------         ---------
TMS Mortgage Inc.                           New Jersey            22-3217781
The Money Store/D.C. Inc.                   D.C.                  22-2133027
The Money Store/Kentucky Inc.               Kentucky              22-2459832
The Money Store Home Equity Corp.           Kentucky              22-2522232
The Money Store/Minnesota Inc.              Minnesota             22-3003495